                                                                      EXHIBIT 21
                         ICF KAISER INTERNATIONAL, INC.
                      9300 Lee Highway, Fairfax, VA 22031
                                 (703) 934-3600
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                                                                                        Jurisdiction
Wholly Owned Subsidiaries:                                                              of Formation:
--------------------------                                                              -------------

I.             CLEMENT INTERNATIONAL CORPORATION                                        Delaware

I.             CYGNA GROUP, INC.                                                        Delaware
               II.     Liability Risk Management, Inc.                                  California

I.             EDA, INCORPORATED                                                        Maryland

I.             ICF CANNON ASSOCIATES, INC.                                              Delaware

I.             ICF CONSULTING ASSOCIATES, INC.                                          Delaware

I.             ICF INCORPORATED                                                         Delaware

I.             ICF INFORMATION TECHNOLOGY, INC.                                         Delaware
               II.     Phase Linear Systems Incorporated                                Delaware

I.             ICF KAISER DEFENSE PROGRAMS, INC.                                        Delaware

I.             ICF KAISER DEVELOPMENT CORPORATION, INC.                                 Delaware
               II.     Global Trade & Investment, Inc.                                  Delaware

I.             ICF KAISER ENGINEERS MASSACHUSETTS, INC.                                 Delaware

I.             ICF KAISER GOVERNMENT PROGRAMS, INC.                                     Delaware

I.             ICF KAISER HANFORD COMPANY                                               Delaware

I              ICF KAISER HOLDINGS UNLIMITED, INC.                                      Delaware
               II.     Cygna Consulting Engineers and Project Management, Inc.          California
               II.     Excell Development Construction, Inc.                            Delaware
                       III.    International Systems, Inc.                              Colorado
               II.     ICF Kaiser Engineers Eastern Europe, Inc.                        Delaware
                       III.    ICF Kaiser Netherlands B.V. (10%)                        Netherlands
               II.     ICF Kaiser Netherlands B.V. (90%)                                Netherlands
               II.     ICF Leasing Corporation, Inc.                                    Delaware

I.             ICF RESOURCES INCORPORATED                                               Delaware
               II.     ICF R G.P. No. 1, Inc.                                           Delaware
               II.     HBG Hawaii, Inc.                                                 Delaware
               II.     HBG International, Inc.                                          Delaware

I.             KAISER ENGINEERS PACIFIC, INC.                                           Nevada

I.             MONUMENT SELECT INSURANCE COMPANY                                        Vermont

I.             SYSTEMS APPLICATIONS INTERNATIONAL, INC.                                 Delaware

I.             TUDOR ENGINEERING COMPANY                                                Delaware
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
                                                                                                Jurisdiction
Wholly Owned Subsidiaries (continued):                                                          of Formation:
-------------------------------------                                                           -------------
I.                 ICF KAISER ENGINEERS GROUP, INC.                                             Delaware
                   II.    Henry J. Kaiser Company                                               Nevada
                   II.    ICF Florida First, Inc.                                               Delaware
                   II.    ICF Kaiser Engineers, Inc.                                            Ohio
                          III.   ICF Kaiser Engineers (California) Corporation                  Delaware
                          III.   ICF Kaiser Engineers Corporation                               New York
                          III.   ICF Kaiser Engineers of Michigan, Inc.                         Michigan
                          III.   ICF Kaiser International Planning & Design, Inc.               Pennsylvania
                          III.   ICF Kaiser Remediation Company                                 Delaware
                          III.   Kaiser Engineers Australia Pty. Limited (50%)                  Australia
                                 IV.    Kaiser Engineers (NZ) Ltd (99%)                         New Zealand
                          III.   Kaiser Engineers and Constructors, Inc.                        Nevada
                                 IV.    ICF Pty. Ltd. (50%)                                     Australia
                                 IV.    Kaiser Engineers Limited (0.02%)                        U.K.
                                 IV.    Kaiser Engineers Australia Pty. Limited (50%)           Australia
                                 IV.    Kaiser Engenharia de Portugal Limitada (50%)            Portugal
                                 IV.    Kaiser Engineers (NZ) Ltd (1%)                          New Zealand
                                 IV.    Kaiser Engineers Pty. Ltd. (50%)                        Australia
                                 IV.    Kaiser Ingenieria de Chile Limitada (51%)               Chile
                          III.   Kaiser Engineers International, Inc.                           Nevada
                                 IV.    ICF Pty. Ltd. (50%)                                     Australia
                                 IV.    Kaiser Engenharia de Portugal Limitada (50%)            Portugal
                                 IV.    Kaiser Engineers Pty. Ltd. (50%)                        Australia
                                 IV.    Kaiser Ingenieria de Chile Limitada (49%)               Chile
                          III.   Kaiser Engineers Limited (99.98%)                              U.K.
                                 IV.    Kaiser Engineers Technical Services Limited (80%)       Cyprus
                                 IV.    Kaiser Engineers (UK) Limited (50%)                     U.K.
                          III.   Kaiser Engineers (UK) Limited (50%)                            U.K.
                                 IV.    Kaiser Engineers Technical Services Limited (20%)       Cyprus
                          III.   Kaiser Engenharia e Constructoes Limitada                      Brazil
                          III.   KE, Inc.                                                       Philippines
                          III.   KE, Inc. (dba in Massachusetts: Kaiser Engineers Co.)          Delaware
                          III.   KE Services Corporation                                        Delaware
                          III.   La Compagnie Henry J. Kaiser Company (Canada) Ltee.            Canada
                          III.   Overseas Constructors & Engineers, Inc.                        Delaware
                          III.   PCI Operating Company, Inc.                                    Delaware
                   II.    ICF Technology Incorporated                                           Delaware
                   II.    International Waste Energy Systems, Inc.                              Delaware
                   II.    KE Livermore, Inc.                                                    Delaware
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                             -Page 2 of 2-         Current as of March 1, 1996